EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned officer of Range Resources Corporation or its subsidiaries, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 11-K for the fiscal year ended December 31, 2023 (the “Periodic Report”) of the Range Resources Corporation 401 (K) Plan (the “Plan”) which this statement accompanies fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

(2)
information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date:	June 14, 2024	/s/ ASHLEY S. KAVANAUGH
Ashley S. Kavanaugh
Vice President, Controller and Principal Accounting Officer